UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

Banner Energy Services Corp.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-192060	45-3797537
(Commission File Number)	(I.R.S. Employer Identification No.)

5899 Preston Road #505

Frisco, TX 75034

(Address of principal executive offices)

(800) 203-5610

(Registrant’s telephone number, including area code)

Mount Tam Biotechnologies, Inc.

106 Main Street #4E

Burlington, VT 05401

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: NONE

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2020, Peter DiChiara, resigned as the sole director of the Board of Directors (the “Board”) of Banner Energy Services Corp. (the “Company”), effective as of February 14, 2020. Prior to his resignation, Mr. DiChiara appointed Jay Puchir, age 44, to the Company’s Board to fill a board vacancy.

Mr. Puchir is seasoned executive with experience in finance, accounting, and consulting. He started his career as an auditor at PricewaterhouseCoopers and a consultant at Ernst & Young, ultimately earning the position of Senior Manager at Ernst & Young. From October 2017 to May 2018, he served as the Chief Financial Officer at Ecoark Holdings, Inc. From March 2017 to October 2017, he served as the Chief Executive Officer at Ecoark Holdings, Inc. Immediately prior to joining Ecoark Holdings, Inc., Mr. Puchir held the role of Associate Chief Financial Officer with HCA and from March 2010 to February 2016 he served as both the Accounting Manager and Director of Finance/Controller at The Citadel. Between July 2014 and March 2017, Mr. Puchir served on a part-time basis as the Chief Financial Officer of Trend Discovery Capital Management. Mr. Puchir is a licensed Certified Public Accountant. He received his Bachelor of Arts from the University of North Carolina at Chapel Hill and his Master of Business Administration from Rutgers University. Mr. Puchir’s experience in finance and accounting matters, and the experience gained from holding executive roles at several companies qualify him to serve on the Company’s board of directors.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On February 11, 2020, the Financial Industry Regulatory Authority (“FINRA”) announced the effectiveness of the Name Change (as defined below) as of the opening of business on February 12, 2020. Prior to FINRA’s announcement of the effectiveness of the Name Change, the Company filed the Certificate of Amendment to the Articles of Incorporation of the Company which provided for the name change from MTB Corp. to Banner Energy Services Corp (the “Name Change”) with the office of the Secretary of State of Nevada. The Company simultaneously made the filing with FINRA.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banner Energy Services Corp.

Date:	February 18, 2020
By:	/s/ Jay Puchir
Name:	Jay Puchir
Title:	Chief Executive Officer